Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2011

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iii
I. Financial Highlights	1
II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statements of Income - Year	3
b. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Data - Quarterly	6-7
f. Net Investment Income	8
III. Balance Sheets
a. Consolidated Balance Sheets	9
b. Cash and Invested Assets:
• Cash and Invested Assets Portfolio	10
• Cash and Invested Assets Composition - Quarterly	11
• Non-U.S. Government Debt Composition	12
• Corporate Debt Composition	13
• Ten Largest Corporate Debt Holdings	14
• Mortgage-Backed and Asset-Backed Securities Composition	15
c. Reinsurance Recoverable Analysis	16-17
IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	18
b. Paid to Incurred Analysis by Segment	19
c. Paid to Incurred Analysis by Segment - Consecutive Quarters	20-21
d. Impact of 2011 Catastrophe Events	22
e. Net Probable Maximum Losses to Certain Peak Industry Catastrophe Exposures	23
V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported, GAAP	24
b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	25
c. Diluted Book Value Per Common Share Analysis	26
VI. Non-GAAP Financial Measures
a. Non-GAAP Financial Measure Reconciliation	27

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•

All financial information contained herein is unaudited, except for the consolidated balance sheets at December 31, 2010 and December 31, 2009 and consolidated statements of income for the years then ended.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to those models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity prices and/or currency values.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess business in the London and Bermuda wholesale markets and Canadian primary and excess business in the Canadian market place.

Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended December 31,				Year ended December 31,
		2011	2010	Change		2011	2010	Change

HIGHLIGHTS	Gross premiums written	$666,504	$634,774	5.0%		$4,096,153	$3,750,536	9.2%
	Gross premiums written - Insurance	78.2%	78.3%	(0.1	) pts	51.8%	51.1%	0.7	pts
	Gross premiums written - Reinsurance	21.8%	21.7%	0.1	pts	48.2%	48.9%	(0.7	) pts

	Net premiums written	$495,063	$488,644	1.3%		$3,419,434	$3,147,540	8.6%

	Net premiums earned	$846,753	$757,318	11.8%		$3,314,961	$2,947,410	12.5%
	Net premiums earned - Insurance	43.9%	43.4%	0.5	pts	43.1%	40.9%	2.2	pts
	Net premiums earned - Reinsurance	56.1%	56.6%	(0.5	) pts	56.9%	59.1%	(2.2	) pts

	Net income available to common shareholders	$80,064	264,343	(69.7)%		$9,430	819,848	(98.8)%
	Operating income (loss) [a], [b]	67,169	182,459	(63.2)%		(153,912)	611,342	nm
	Reserve for losses and loss expenses	8,425,045	7,032,375	19.8%		8,425,045	7,032,375	19.8%
	Total shareholders’ equity	5,444,079	5,624,970	(3.2)%		5,444,079	5,624,970	(3.2)%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$0.63	$2.26	(71.9)%		$0.08	$6.74	(98.9)%
	Diluted earnings per common share	$0.63	$1.99	(68.5)%		$0.07	$6.02	(98.8)%
	Operating diluted earnings (loss) per common share [a], [c]	$0.53	$1.37	(61.3)%		($1.26)	$4.49	nm
	Weighted average common shares outstanding	126,360	117,101	7.9%		122,499	121,728	0.6%
	Diluted weighted average common shares outstanding	127,686	132,799	(3.9)%		128,122	136,199	(5.9)%
	Book value per common share	$39.37	$45.60	(13.7)%		$39.37	$45.60	(13.7)%
	Diluted book value per common share (treasury stock method)	$38.08	$39.37	(3.3)%		$38.08	$39.37	(3.3)%
	Accumulated dividends paid per common share	$5.65	$4.73	19.5%		$5.65	$4.73	19.5%

FINANCIAL RATIOS	ROACE [d]	6.5%	20.2%	(13.7	) pts	0.2%	16.2%	(16.0	) pts

	Operating ROACE [a], [c]	5.5%	13.9%	(8.4	) pts	(3.1)%	12.1%	nm

	Net loss and loss expense ratio	68.9%	50.6%	18.3	pts	80.7%	56.9%	23.8	pts
	Acquisition cost ratio	18.6%	16.4%	2.2	pts	17.7%	16.6%	1.1	pts
	General and administrative expense ratio	13.0%	18.6%	(5.6	) pts	13.9%	15.2%	(1.3	) pts

	Combined ratio	100.5%	85.6%	14.9	pts	112.3%	88.7%	23.6	pts

INVESTMENT DATA	Total assets	$17,806,059	$16,445,731	8.3%		$17,806,059	$16,445,731	8.3%
	Total cash and invested assets [e]	13,499,138	12,645,634	6.7%		13,499,138	12,645,634	6.7%
	Net investment income	102,362	107,889	(5.1)%		362,430	406,892	(10.9)%
	Net realized investment gains (losses)	(3,738)	77,772	nm		121,439	195,098	(37.8)%
	Total return on cash and investments [f]	1.3%	(0.3)%	1.6	pts	3.4%	5.5%	(2.1	) pts
	Return on other investments [g]	3.8%	4.9%	(1.1	) pts	5.3%	12.1%	(6.8	) pts
	Book yield of fixed maturities	2.9%	3.3%	(0.4	) pts	2.9%	3.3%	(0.3	) pts

[a]	Effective April 1, 2011, we amended our definition of operating income (loss) to exclude after-tax foreign exchange losses (gains). Accordingly, we have restated all prior period operating income, diluted operating earnings per share and operating return on average common equity amounts herein to reflect this change.
[b]	Operating income (loss) is a “Non-GAAP financial measure” as defined by Regulation G. See page 27 for reconciliation of operating income to net income (loss) available to common shareholders.
[c]	Operating return on average common equity (“ROACE”), also a “Non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized. Operating diluted earnings per share is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.
[d]	ROACE is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.
[e]	Cash and invested assets represents the total cash, available for sale investments, other investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009

UNDERWRITING REVENUES
Gross premiums written	$666,504	$835,056	$1,046,163	$1,548,430	$634,774	$573,845
Premiums ceded	(171,441)	(161,603)	(196,024)	(147,651)	(146,130)	(215,874)

Net premiums written	495,063	673,453	850,139	1,400,779	488,644	357,971

Gross premiums earned	1,019,953	1,005,761	1,003,613	944,627	917,480	912,520
Ceded premiums amortized	(173,200)	(165,769)	(163,599)	(156,426)	(160,162)	(198,910)

Net premiums earned	846,753	839,992	840,014	788,201	757,318	713,610
Other insurance related income	351	1,156	126	763	345	29,713

Total underwriting revenues	847,104	841,148	840,140	788,964	757,663	743,323

UNDERWRITING EXPENSES
Net losses and loss expenses	583,454	506,839	564,959	1,019,801	383,345	346,512
Acquisition costs	157,372	146,836	147,905	135,356	124,098	101,787
General and administrative expenses	91,202	97,444	98,302	95,112	117,674	79,507

Total underwriting expenses	832,028	751,119	811,166	1,250,269	625,117	527,806

UNDERWRITING INCOME (LOSS)	15,076	90,029	28,974	(461,305)	132,546	215,517

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	102,362	49,396	100,018	110,655	107,889	118,178
Net realized investment gains (losses)	(3,738)	57,557	37,477	30,144	77,772	6,056
Interest expense and financing costs	(15,616)	(15,677)	(15,445)	(15,860)	(15,690)	(8,162)

Total other operating revenues	83,008	91,276	122,050	124,939	169,971	116,072

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	17,328	60,830	(18,517)	(15,058)	5,120	2,018
Corporate expenses [a]	(18,788)	(17,093)	(19,803)	(21,408)	(22,946)	(25,135)

Total other (expenses) revenue	(1,460)	43,737	(38,320)	(36,466)	(17,826)	(23,117)

INCOME (LOSS) BEFORE INCOME TAXES	96,624	225,042	112,704	(372,832)	284,691	308,472

Income tax expense	(7,341)	(3,765)	(2,417)	(1,709)	(11,129)	(17,190)

NET INCOME (LOSS)	89,283	221,277	110,287	(374,541)	273,562	291,282

Preferred share dividends	(9,219)	(9,219)	(9,219)	(9,219)	(9,219)	(9,219)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$80,064	$212,058	$101,068	$(383,760)	$264,343	$282,063

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	68.9%	60.3%	67.3%	129.4%	50.6%	48.6%
Acquisition cost ratio	18.6%	17.5%	17.6%	17.1%	16.4%	14.3%
General and administrative expense ratio [a]	13.0%	13.7%	14.0%	14.8%	18.6%	14.6%

Combined ratio	100.5%	91.5%	98.9%	161.3%	85.6%	77.5%

Weighted average basic shares outstanding	126,360	125,971	124,132	113,351	117,101	136,049
Weighted average diluted shares outstanding	127,686	128,002	128,369	113,351	132,799	150,718

Basic earnings per common share	$0.63	$1.68	$0.81	($3.39)	$2.26	$2.07
Diluted earnings per common share	$0.63	$1.66	$0.79	($3.39)	$1.99	$1.87

ROACE (annualized)	6.5%	17.5%	8.5%	(31.3)%	20.2%	22.8%
Operating ROACE (annualized)	5.5%	7.8%	7.0%	(32.5)%	13.9%	22.2%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YEAR

	Year ended December 31,
	2011	2010	2009
UNDERWRITING REVENUES
Gross premiums written	$4,096,153	$3,750,536	$3,587,295
Premiums ceded	(676,719)	(602,996)	(770,866)

Net premiums written	3,419,434	3,147,540	2,816,429

Gross premiums earned	3,973,956	3,632,177	3,540,298
Ceded premiums amortized	(658,995)	(684,767)	(748,534)

Net premiums earned	3,314,961	2,947,410	2,791,764
Other insurance related income (loss)	2,396	2,073	(129,681)

Total underwriting revenues	3,317,357	2,949,483	2,662,083

UNDERWRITING EXPENSES
Net losses and loss expenses	2,675,052	1,677,132	1,423,872
Acquisition costs	587,469	488,712	420,495
General and administrative expenses	382,062	374,436	293,081

Total underwriting expenses	3,644,583	2,540,280	2,137,448

UNDERWRITING INCOME (LOSS)	(327,226)	409,203	524,635

OTHER OPERATING REVENUE (EXPENSES)

Net investment income	362,430	406,892	464,478
Net realized investment gains (losses)	121,439	195,098	(311,584)
Interest expense and financing costs	(62,598)	(55,876)	(32,031)

Total other operating revenues	421,271	546,114	120,863

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	44,582	15,535	(28,561)
Corporate expenses [a]	(77,089)	(75,449)	(77,076)

Total other expenses	(32,507)	(59,914)	(105,637)

INCOME BEFORE INCOME TAXES	61,538	895,403	539,861

Income tax expense	(15,233)	(38,680)	(41,975)

NET INCOME	46,305	856,723	497,886

Preferred share dividends	(36,875)	(36,875)	(36,875)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$9,430	$819,848	$461,011

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	80.7%	56.9%	51.0%
Acquisition cost ratio	17.7%	16.6%	15.1%
General and administrative expense ratio [a]	13.9%	15.2%	13.2%

Combined ratio	112.3%	88.7%	79.3%

Weighted average basic shares outstanding	122,499	121,728	137,279
Weighted average diluted shares outstanding	128,122	136,199	150,371

Basic earnings per common share	$0.08	$6.74	$3.36
Diluted earnings per common share	$0.07	$6.02	$3.07

ROACE	0.2%	16.2%	10.3%
Operating ROACE	(3.1)%	12.1%	17.8%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended December 31, 2011			Year ended December 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$521,281	$145,223	$666,504	$2,121,829	$1,974,324	$4,096,153
Net premiums written	349,912	145,151	495,063	1,466,134	1,953,300	3,419,434

Gross premiums earned	538,701	481,252	1,019,953	2,067,386	1,906,570	3,973,956
Ceded premiums amortized	(167,056)	(6,144)	(173,200)	(637,699)	(21,296)	(658,995)

Net premiums earned	371,645	475,108	846,753	1,429,687	1,885,274	3,314,961
Other insurance related income	351	—	351	2,396	—	2,396

Total underwriting revenues	371,996	475,108	847,104	1,432,083	1,885,274	3,317,357

UNDERWRITING EXPENSES
Net losses and loss expenses	227,064	356,390	583,454	919,319	1,755,733	2,675,052
Acquisition costs	54,508	102,864	157,372	199,583	387,886	587,469
General and administrative expenses	68,187	23,015	91,202	278,147	103,915	382,062

Total underwriting expenses	349,759	482,269	832,028	1,397,049	2,247,534	3,644,583

UNDERWRITING INCOME (LOSS)	$22,237	$(7,161)	$15,076	$35,034	$(362,260)	$(327,226)

KEY RATIOS

Current accident year loss ratio	68.9%	85.3%	78.1%	71.5%	101.3%	88.5%
Prior period reserve development	(7.8%)	(10.3%)	(9.2%)	(7.2%)	(8.2%)	(7.8%)

Net loss and loss expense ratio	61.1%	75.0%	68.9%	64.3%	93.1%	80.7%
Acquisition cost ratio	14.7%	21.7%	18.6%	14.0%	20.6%	17.7%
General and administrative expense ratio	18.3%	4.8%	10.8%	19.4%	5.5%	11.5%
Corporate expense ratio			2.2%			2.4%

Combined ratio	94.1%	101.5%	100.5%	97.7%	119.2%	112.3%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Year ended December 31,
	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009	2011	2010

INSURANCE SEGMENT
Property	$143,046	$158,786	$217,215	$116,231	$125,285	$121,860	$635,278	$600,806
Marine	32,759	46,905	97,162	63,655	33,556	32,618	240,481	224,814
Terrorism	8,295	13,216	6,531	6,270	7,047	12,330	34,313	37,246
Aviation	36,338	11,957	19,694	2,803	44,118	40,857	70,792	75,794
Credit and political risk	13,583	(148)	11,499	10,801	13,169	16,639	35,734	30,669
Professional lines	224,507	173,608	229,546	136,544	208,400	184,491	764,205	712,053
Liability	52,176	52,065	64,137	44,878	62,266	61,951	213,256	228,247
Accident & health	10,577	37,071	36,313	43,809	2,903	—	127,770	6,487

TOTAL INSURANCE SEGMENT	521,281	493,460	682,097	424,991	496,744	470,746	2,121,829	1,916,116

REINSURANCE SEGMENT
Catastrophe	12,904	91,340	114,361	253,218	8,631	9,448	471,822	453,059
Property	29,508	79,196	69,079	182,204	27,424	11,993	359,987	354,528
Professional lines	80,368	51,341	56,412	93,273	66,106	59,546	281,394	288,236
Credit and bond	4,650	38,292	20,336	236,645	5,997	9,556	299,923	254,130
Motor	(622)	13,074	30,799	195,114	9,408	(2,168)	238,365	148,683
Liability	14,567	62,366	53,780	99,015	11,565	7,979	229,728	238,062
Engineering	4,518	4,906	5,130	50,664	8,443	5,434	65,219	68,215
Other	(670)	1,081	14,169	13,306	456	1,311	27,886	29,507

TOTAL REINSURANCE SEGMENT	145,223	341,596	364,066	1,123,439	138,030	103,099	1,974,324	1,834,420

CONSOLIDATED TOTAL	$666,504	$835,056	$1,046,163	$1,548,430	$634,774	$573,845	$4,096,153	$3,750,536

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009
UNDERWRITING REVENUES
Gross premiums written	$521,281	$493,460	$682,097	$424,991	$496,744	$470,746
Net premiums written	349,912	331,857	495,049	289,316	349,250	260,129

Gross premiums earned	538,701	529,847	518,929	479,908	485,188	494,580
Ceded premiums amortized	(167,056)	(159,327)	(159,054)	(152,260)	(156,813)	(189,849)

Net premiums earned	371,645	370,520	359,875	327,648	328,375	304,731
Other insurance related income	351	1,156	126	763	345	29,713

Total underwriting revenues	371,996	371,676	360,001	328,411	328,720	334,444

UNDERWRITING EXPENSES
Net losses and loss expenses	227,064	207,403	218,219	266,633	132,811	161,551
Acquisition costs	54,508	51,753	51,244	42,079	41,553	29,065
General and administrative expenses	68,187	72,005	70,229	67,726	86,633	57,895

Total underwriting expenses	349,759	331,161	339,692	376,438	260,997	248,511

UNDERWRITING INCOME (LOSS)	$22,237	$40,515	$20,309	$(48,027)	$67,723	$85,933

KEY RATIOS

Current accident year loss ratio	68.9%	64.8%	68.1%	85.9%	50.9%	76.9%
Prior period reserve development	(7.8%)	(8.8)%	(7.5)%	(4.5)%	(10.5)%	(23.9)%

Net loss and loss expense ratio	61.1%	56.0%	60.6%	81.4%	40.4%	53.0%
Acquisition cost ratio	14.7%	14.0%	14.3%	12.8%	12.7%	9.6%
General and administrative expense ratio	18.3%	19.4%	19.5%	20.7%	26.4%	19.0%

Combined ratio	94.1%	89.4%	94.4%	114.9%	79.5%	81.6%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009
UNDERWRITING REVENUES
Gross premiums written	$145,223	$341,596	$364,066	$1,123,439	$138,030	$103,099
Net premiums written	145,151	341,596	355,090	1,111,463	139,394	97,842

Gross premiums earned	481,252	475,914	484,684	464,719	432,291	417,940
Ceded premiums amortized	(6,144)	(6,442)	(4,545)	(4,166)	(3,348)	(9,061)

Net premiums earned	475,108	469,472	480,139	460,553	428,943	408,879
Other insurance related income	—	—	—	—	—	—

Total underwriting revenues	475,108	469,472	480,139	460,553	428,943	408,879

UNDERWRITING EXPENSES
Net losses and loss expenses	356,390	299,436	346,740	753,168	250,534	184,961
Acquisition costs	102,864	95,083	96,661	93,277	82,545	72,722
General and administrative expenses	23,015	25,439	28,073	27,386	31,041	21,612

Total underwriting expenses	482,269	419,958	471,474	873,831	364,120	279,295

UNDERWRITING INCOME (LOSS)	$(7,161)	$49,514	$8,665	$(413,278)	$64,823	$129,584

KEY RATIOS

Current accident year loss ratio	85.3%	73.5%	77.4%	171.1%	69.3%	56.8%
Prior period reserve development	(10.3)%	(9.7)%	(5.2)%	(7.6)%	(10.9)%	(11.6)%

Net loss and loss expense ratio	75.0%	63.8%	72.2%	163.5%	58.4%	45.2%
Acquisition cost ratio	21.7%	20.3%	20.1%	20.3%	19.2%	17.8%
General and administrative expense ratio	4.8%	5.4%	5.9%	5.9%	7.3%	5.3%

Combined ratio	101.5%	89.5%	98.2%	189.7%	84.9%	68.3%

AXIS Capital Holdings Limited

NET INVESTMENT INCOME - QUARTERLY

							Year ended December 31,
	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009	2011	2010

Fixed maturities	$77,933	$81,900	$89,203	$88,581	$84,887	$94,483	$337,616	$352,357
Other investments	25,124	(30,376)	11,797	25,311	25,391	24,658	31,856	64,765
Equities	4,209	2,079	4,074	824	63	1,313	11,186	2,900
Cash and cash equivalents	894	1,148	1,502	2,153	1,595	2,362	5,697	5,836
Short-term investments	431	302	472	387	706	127	1,592	1,441

Gross investment income	108,591	55,053	107,048	117,256	112,642	122,943	387,947	427,299
Investment expense	(6,229)	(5,657)	(7,030)	(6,601)	(4,753)	(4,765)	(25,517)	(20,407)

Net investment income	$102,362	$49,396	$100,018	$110,655	$107,889	$118,178	$362,430	$406,892

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Dec 31, 2010	Dec 31, 2009
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$10,940,100	$10,736,729	$10,758,157	$10,726,390	$10,482,897	$9,718,355
Equities, available for sale, at fair value	677,560	567,881	648,264	502,096	349,254	204,375
Other investments, at fair value	699,320	643,270	623,650	554,113	519,296	570,276
Short-term investments, at amortized cost	149,909	149,136	187,601	132,512	172,719	129,098

Total investments	12,466,889	12,097,016	12,217,672	11,915,111	11,524,166	10,622,104
Cash and cash equivalents	1,082,838	1,201,037	1,066,540	1,086,189	1,045,355	864,054
Accrued interest receivable	98,346	95,320	97,384	94,013	96,364	89,559
Insurance and reinsurance premium balances receivable	1,413,839	1,665,636	1,987,615	1,880,305	1,343,665	1,292,877
Reinsurance recoverable on paid and unpaid losses	1,770,329	1,759,017	1,774,601	1,688,778	1,577,547	1,424,172
Deferred acquisition costs	407,527	477,403	494,147	498,598	359,300	302,320
Prepaid reinsurance premiums	238,623	239,769	245,442	212,808	221,396	301,885
Securities lending collateral	—	—	—	—	—	129,814
Receivable for investments sold	3,006	86,932	3,782	8,376	—	12,740
Goodwill and intangible assets	99,590	98,260	103,404	102,847	103,231	91,505
Other assets	225,072	223,540	206,261	195,275	174,707	175,494

TOTAL ASSETS	$17,806,059	$17,943,930	$18,196,848	$17,682,300	$16,445,731	$15,306,524

LIABILITIES
Reserve for losses and loss expenses	$8,425,045	$8,334,841	$8,402,612	$8,013,861	$7,032,375	$6,564,133
Unearned premiums	2,454,462	2,805,620	2,981,817	2,938,328	2,333,676	2,209,397
Insurance and reinsurance balances payable	206,539	179,081	196,543	141,483	164,927	173,156
Securities lending payable	—	—	—	—	—	132,815
Senior notes	994,664	994,523	994,383	994,246	994,110	499,476
Payable for investments purchased	151,941	127,989	154,970	173,279	20,251	—
Other liabilities	129,329	144,771	133,584	231,523	275,422	227,303

TOTAL LIABILITIES	12,361,980	12,586,825	12,863,909	12,492,720	10,820,761	9,806,280

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000	500,000
Common shares	2,125	2,112	2,107	1,958	1,934	1,903
Additional paid-in capital	2,105,386	2,095,727	2,085,215	2,074,982	2,059,708	2,014,815
Accumulated other comprehensive income	128,162	50,932	218,133	155,192	176,821	85,633
Retained earnings	4,155,392	4,105,216	3,923,395	3,853,076	4,267,608	3,569,411
Treasury shares, at cost	(1,446,986)	(1,396,882)	(1,395,911)	(1,395,628)	(1,381,101)	(671,518)

TOTAL SHAREHOLDERS’ EQUITY	5,444,079	5,357,105	5,332,939	5,189,580	5,624,970	5,500,244

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$17,806,059	$17,943,930	$18,196,848	$17,682,300	$16,445,731	$15,306,524

Basic common shares outstanding	125,588	126,141	125,811	113,902	112,393	132,140

Diluted common shares outstanding	129,818	131,067	131,419	131,402	130,189	148,596

Book value per common share	$39.37	$38.51	$38.41	$41.17	$45.60	$37.84

Diluted book value per common share	$38.08	$37.06	$36.78	$35.69	$39.37	$33.65

Debt (Senior notes) to total capital[a]	15.4%	15.7%	15.7%	16.1%	15.0%	8.3%

Debt plus preferred shares to total capital	23.2%	23.5%	23.6%	24.2%	22.6%	16.7%

[a]	The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS PORTFOLIO

At December 31, 2011

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,142,732	$5,669	$(134)	$1,148,267	8%
Non-U.S. government	1,241,664	7,359	(36,572)	1,212,451	9%
Corporate debt	3,581,320	85,766	(57,495)	3,609,591	27%
Agency RMBS	2,568,053	69,073	(492)	2,636,634	20%
CMBS	298,138	14,816	(263)	312,691	2%
Non-Agency RMBS	177,529	1,431	(13,247)	165,713	1%
ABS	639,949	7,094	(15,001)	632,042	5%
Municipals	1,171,953	52,438	(1,680)	1,222,711	9%

Total fixed maturities	10,821,338	243,646	(124,884)	10,940,100	81%

Equities, available for sale	699,566	25,220	(47,226)	677,560	5%

Total available for sale investments	$11,520,904	$268,866	$(172,110)	11,617,660	86%

Other investments (see below)				699,320	5%

Short-term investments				149,909	1%

Total investments				12,466,889	92%

Cash and cash equivalents [a]				1,082,838	8%

Accrued interest receivable				98,346	1%

Net receivable/(payable) for investments sold (purchased)				(148,935)	(1)%

Total cash and invested assets				$13,499,138	100%

				Fair Value	Percentage

Other Investments:
Multi-strategy funds				$230,750	33%
Long/short equity funds				214,498	31%
Event-driven funds				118,380	17%
Leveraged bank loan funds				69,132	10%
Collateralized loan obligations - equity tranches				66,560	9%

Total				$699,320	100%

[a]	Includes $101 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	8.5%	8.2%	7.6%	8.3%	6.8%	16.0%
Non-U.S. government	9.0%	7.4%	6.8%	6.5%	6.1%	6.0%
Corporate debt	26.7%	27.9%	31.3%	31.3%	32.9%	30.9%
MBS:
Agency RMBS	19.5%	19.6%	18.8%	20.3%	20.5%	13.5%
CMBS	2.3%	2.1%	3.2%	3.7%	3.8%	5.6%
Non-agency RMBS	1.2%	1.3%	1.7%	1.8%	1.9%	1.9%
ABS	4.7%	4.8%	5.2%	5.1%	5.2%	3.8%
Municipals	9.1%	8.8%	6.1%	6.0%	5.6%	6.0%

Total Fixed Maturities	81.0%	80.1%	80.7%	83.0%	82.8%	83.7%
Equities	5.0%	4.3%	4.9%	3.9%	2.8%	1.8%
Other investments	5.3%	4.8%	4.7%	4.3%	4.1%	4.9%
Short-term investments	1.2%	1.2%	1.4%	1.0%	1.4%	1.0%

Total investments	92.5%	90.4%	91.7%	92.2%	91.1%	91.4%
Cash and cash equivalents	7.9%	9.1%	8.1%	8.4%	8.3%	7.5%
Accrued interest receivable	0.7%	0.8%	0.8%	0.7%	0.8%	1.0%
Net receivable/(payable) for investments sold or purchased	(1.1)%	(0.3)%	(0.6)%	(1.3)%	(0.2)%	0.1%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY [a]
Cash and cash equivalents[b]	7.8%	9.6%	7.7%	7.8%	8.8%	8.2%
U.S. government and agency	9.6%	9.2%	8.5%	9.1%	7.4%	17.3%
AAA	40.7%	37.1%	39.7%	39.9%	41.3%	36.3%
AA	11.4%	15.2%	12.7%	11.7%	12.3%	11.7%
A	16.3%	16.5%	17.2%	17.2%	16.2%	14.6%
BBB	9.8%	8.7%	10.0%	10.0%	10.4%	9.8%
Below BBB	4.4%	3.7%	4.2%	4.3%	3.6%	2.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE
Within one year (includes cash & cash equivalents)	13.8%	14.4%	13.4%	13.2%	14.4%	16.0%
From one to five years	38.4%	38.7%	38.1%	38.1%	35.5%	39.0%
From five to ten years	15.2%	14.3%	14.2%	13.2%	14.2%	14.7%
Above ten years	1.8%	1.9%	2.0%	1.6%	1.9%	3.4%
Asset-backed and mortgage-backed securities	30.8%	30.7%	32.3%	33.9%	34.0%	26.9%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.9%	3.0%	3.3%	3.3%	3.3%	3.9%
Yield to maturity of fixed maturities	2.2%	2.4%	2.7%	2.9%	2.8%	3.6%
Average duration of fixed maturities	2.8yrs	2.9 yrs	3.0 yrs	3.1 yrs	3.2 yrs	3.1 yrs
Average credit quality[a]	AA-	AA	AA-	AA	AA	AA

[a]	In Q3 2011 we have changed our methodology for assigning credit ratings to be in line with the methodology used for the Barclay’s U.S. Aggregate Bond index. Previously we used the rating from S&P and in the absence of an S&P rating we used the lower rating established by Moody’s or Fitch. We have restated the prior periods to conform to the current new methodology. This change resulted in a small change to the weighted average credit quality for cash and invested assets at September 30, 2011 from AA- to AA. There was no change to the weighted average credit quality for prior periods, except for Q2 2011 which changed from AA to AA-.
[b]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited

NON-U.S. GOVERNMENT DEBT COMPOSITION

At December 31, 2011

	Fair Value	% of Non-U.S. Government Debt	% of Total Cash and Invested Assets	Weighted Average Credit Rating [a]
Composition by country
Euro-zone countries:
Germany	$247,741	20.5%	1.8%	AAA
France [b]	119,820	9.9%	0.9%	AAA
Spain [b]	80,010	6.6%	0.6%	AA-
Netherlands	63,264	5.2%	0.5%	AAA
Supranational [c]	58,350	4.8%	0.4%	AAA
Belgium [b]	48,560	4.0%	0.4%	AA
Austria	16,266	1.3%	0.1%	AAA

Total Euro-zone	634,011	52.3%	4.7%	AA+

Other concentrations:
United Kingdom	245,098	20.2%	1.8%	AAA
Canada	129,583	10.7%	1.0%	AAA
Australia	108,923	9.0%	0.8%	AAA
Other	94,836	7.8%	0.7%	A

Total other concentrations	578,440	47.7%	4.3%	AA+

Total non-U.S. government debt	$1,212,451	100.0%	9.0%	AA+

[a]	The downgrade of nine member states of the European Union in January, 2012 would cause the credit rating of Spain to change to A+, based on our methodology for assigning a credit rating as disclosed on page 11. No other ratings on this schedule would be impacted by the downgrades.
[b]	During January 2012, we disposed of all holdings in France, Spain and Belgium, realizing an immaterial loss. Net proceeds were reinvested in a blend of U.S. fixed maturities.
[c]	Represents holdings of the European Investment Bank.

AXIS Capital Holdings Limited

CORPORATE DEBT COMPOSITION

At December 31, 2011

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$698,664	19.4%	5.2%
Corporate/commercial finance	169,428	4.7%	1.3%
Insurance	64,973	1.8%	0.5%
Consumer finance	60,541	1.7%	0.4%
Foreign banking [a]	31,814	0.9%	0.2%
Investment brokerage	23,245	0.6%	0.2%

Total financial institutions	1,048,665	29.1%	7.8%
Consumer non-cyclicals	392,510	10.9%	2.9%
Communications	368,567	10.2%	2.7%
Utilities	368,132	10.2%	2.7%
Industrials	252,456	7.0%	1.9%
Non-U.S. government guaranteed [b]	224,803	6.2%	1.7%
Energy	170,331	4.7%	1.2%
Consumer cyclical	151,691	4.1%	1.1%
Technology	136,121	3.8%	1.0%
Transportation	35,061	1.0%	0.3%

Total investment grade	3,148,337	87.2%	23.3%

Total non-investment grade	461,254	12.8%	3.4%

Total corporate debt	$3,609,591	100.0%	26.7%

	Investment Grade	Non-Investment Grade
Corporate debt characteristics
Average credit rating	A-	B+
Average duration	3.42	1.22

[a]	Located in Canada, Australia, New Zealand, India and Brazil.
[b]	Includes $91 million from Euro-zone countries of which $46 million and $39 million relate to Germany and France, respectively.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE DEBT HOLDINGS

At December 31, 2011

	Amortized Cost	Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
CITIGROUP INC	$127,283	$(259)	$127,024	1.2%
JP MORGAN CHASE & CO	112,345	2,242	114,587	1.0%
BANK OF AMERICA CORP	118,122	(6,707)	111,415	1.0%
GENERAL ELECTRIC CO	112,857	(2,286)	110,571	1.0%
GOLDMAN SACHS GROUP	106,498	(5,282)	101,216	0.9%
WELLS FARGO & COMPANY	79,609	1,461	81,070	0.7%
MORGAN STANLEY	79,461	(3,837)	75,624	0.7%
AT&T INC	60,946	1,319	62,265	0.6%
BP PLC	54,480	2,808	57,288	0.5%
AMERICAN EXPRESS COMPANY	55,236	1,171	56,407	0.5%

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION

At December 31, 2011

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,636,634	$92,851	$5,398	$5,155	$8,517	$53,792	$2,802,347
Commercial MBS	—	260,443	40,776	11,472	—	—	312,691
ABS	—	574,605	8,264	24,935	13,328	10,910	632,042

Total mortgage-backed and asset-backed securities	$2,636,634	$927,899	$54,438	$41,562	$21,845	$64,702	$3,747,080

Percentage of total	70.4%	24.8%	1.5%	1.0%	0.6%	1.7%	100.0%

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009

Reinsurance recoverable on paid losses and loss expenses:
Insurance	$36,525	$21,071	$21,398	$26,525	$41,077	$43,119
Reinsurance	—	—	—	—	—	4,995

Total	$36,525	$21,071	$21,398	$26,525	$41,077	$48,114

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$541,423	$536,811	$552,085	$477,084	$432,426	$376,403
Reinsurance	—	—	—	—	—	—

Total	$541,423	$536,811	$552,085	$477,084	$432,426	$376,403

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,154,556	$1,165,884	$1,168,450	$1,152,784	$1,073,960	$984,426
Reinsurance	56,286	53,987	51,679	49,479	47,204	38,186

Total	$1,210,842	$1,219,871	$1,220,129	$1,202,263	$1,121,164	$1,022,612

Provision against reinsurance recoverables:
Insurance	$(17,988)	$(18,278)	$(18,571)	$(16,706)	$(16,737)	$(17,691)
Reinsurance	(473)	(458)	(440)	(388)	(383)	(5,266)

Total	$(18,461)	$(18,736)	$(19,011)	$(17,094)	$(17,120)	$(22,957)

Net reinsurance recoverables:
Insurance	$1,714,516	$1,705,488	$1,723,362	$1,639,687	$1,530,726	$1,386,257
Reinsurance	55,813	53,529	51,239	49,091	46,821	37,915

Total	$1,770,329	$1,759,017	$1,774,601	$1,688,778	$1,577,547	$1,424,172

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

At December 31, 2011

	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision For Unrecoverable Reinsurance	Provision For Unrecoverable Reinsurance as % of Gross Recoverable	Net Recoverable
Categories
Top 10 reinsurers based on gross recoverables	$1,253,928	$(27,304)	$1,226,624	71.5%	22.5%	$(9,374)	0.7%	$1,244,554
Other reinsurers balances > $20 million	231,348	(6,286)	225,062	13.1%	4.1%	(1,772)	0.8%	229,576
Other reinsurers balances < $20 million	303,514	(40,345)	263,169	15.4%	4.8%	(7,315)	2.4%	296,199

Total	$1,788,790	$(73,935)	$1,714,855	100.0%	31.4%	$(18,461)	1.0%	$1,770,329

At December 31, 2011, 98.6% (December 31, 2010, 97.9%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.1%	4.1%
Swiss Reinsurance America Corporation	10.5%	3.3%
Partner Reinsurance Co of US	9.9%	3.1%
Lloyds of London	8.6%	2.7%
Berkley Insurance Company	8.4%	2.7%
Ace Property & Casualty Ins	6.2%	2.0%
XL Reinsurance America Inc	5.6%	1.8%
Munchener Ruckversicherungs Gesellschaft	3.4%	1.1%
Liberty Mutual Insurance Co.	3.0%	1.0%
Everest Reinsurance Company	2.8%	0.7%

	71.5%	22.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended December 31, 2011			Year ended December 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$8,334,841	$(1,741,109)	$6,593,732	$7,032,375	$(1,540,633)	$5,491,742

Incurred	686,079	(102,625)	583,454	3,124,939	(449,887)	2,675,052

Paid	(583,118)	106,667	(476,451)	(1,712,076)	249,966	(1,462,110)

Foreign exchange and other	(12,757)	244	(12,513)	(20,193)	3,731	(16,462)

End of period [a]	$8,425,045	$(1,736,823)	$6,688,222	$8,425,045	$(1,736,823)	$6,688,222

[a]	At December 31, 2011, the gross reserve for losses and loss expenses included IBNR of $5,406 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2010, the comparable amount was $4,935 million, or 70%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended December 31, 2011			Year ended December 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$294,834	$288,284	$583,118	$781,461	$930,615	$1,712,076
Reinsurance recoveries	(106,667)	—	(106,667)	(249,966)	—	(249,966)

Net losses paid	188,167	288,284	476,451	531,495	930,615	1,462,110

Change in:
Reported case reserves	61,632	83,915	145,547	344,268	582,498	926,766
IBNR	(29,060)	(13,526)	(42,586)	234,486	251,611	486,097
Reinsurance recoveries on unpaid loss and loss expense reserves	6,325	(2,283)	4,042	(190,930)	(8,991)	(199,921)

Total net incurred losses and loss expenses	$227,064	$356,390	$583,454	$919,319	$1,755,733	$2,675,052

Gross reserve for losses and loss expenses	$4,081,741	$4,343,304	$8,425,045	$4,081,741	$4,343,304	$8,425,045

Prior years net favorable reserve development	$28,938	$48,837	$77,775	$103,014	$154,447	$257,461

Key Ratios

Net paid to net incurred percentage	82.9%	80.9%	81.7%	57.8%	53.0%	54.7%

Net paid losses / Net premiums earned	50.6%	60.7%	56.3%	37.2%	49.4%	44.1%
Change in net loss and loss expense reserves / Net premiums earned	10.5%	14.3%	12.6%	27.1%	43.7%	36.6%

Net loss and loss expense ratio	61.1%	75.0%	68.9%	64.3%	93.1%	80.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009	2011	2010

Gross losses paid	$294,834	$198,120	$199,117	$89,390	$203,863	$324,989	$781,461	$986,551
Reinsurance recoveries	(106,667)	(48,301)	(45,322)	(49,676)	(78,224)	(89,773)	(249,966)	(268,829)

Net losses paid	188,167	149,819	153,795	39,714	125,639	235,216	531,495	717,722

Change in:
Reported case reserves	61,632	(3,088)	73,868	211,857	13,991	(122,563)	344,268	(56,185)
IBNR	(29,060)	51,501	75,879	136,165	5,653	47,741	234,486	55,979
Reinsurance recoveries on unpaid loss and loss expense reserves	6,325	9,171	(85,323)	(121,102)	(12,472)	1,157	(190,930)	(147,647)

Total net incurred losses and loss expenses	$227,064	$207,403	$218,219	$266,634	$132,811	$161,551	$919,319	$569,869

Gross reserve for losses and loss expenses	$4,081,741	$4,045,488	$4,026,267	$3,865,548	$3,512,002	$3,502,680	$4,081,741	$3,512,002

Prior years net favorable reserve development	$28,938	$32,594	$26,754	$14,728	$34,603	$72,694	$103,014	$118,336

Key Ratios

Net paid to net incurred percentage	82.9%	72.2%	70.5%	14.9%	94.6%	145.6%	57.8%	125.9%

Net paid losses/Net premiums earned	50.6%	40.4%	42.7%	12.1%	38.2%	77.2%	37.2%	59.5%
Change in net loss and loss expense reserves / Net premiums earned	10.5%	15.6%	17.9%	69.3%	2.2%	(24.2%)	27.1%	(12.3%)

Net loss and loss expense ratio	61.1%	56.0%	60.6%	81.4%	40.4%	53.0%	64.3%	47.2%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Quarter ended						Year ended December 31,
	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009	2011	2010

Gross losses paid	$288,284	$278,529	$176,729	$187,073	$173,651	$125,676	$930,615	$625,461
Reinsurance recoveries	—	—	—	—	—	—	—	—

Net losses paid	288,284	278,529	176,729	187,073	173,651	125,676	930,615	625,461

Change in:
Reported case reserves	83,915	90,009	214,366	194,207	161,567	20,902	582,498	252,939
IBNR	(13,526)	(66,812)	(42,207)	374,157	(83,515)	45,313	251,611	237,764
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,283)	(2,290)	(2,148)	(2,270)	(1,169)	(6,930)	(8,991)	(8,901)

Total net incurred losses and loss expenses	$356,390	$299,436	$346,740	$753,167	$250,534	$184,961	$1,755,733	$1,107,263

Gross reserve for losses and loss expenses	$4,343,304	$4,289,353	$4,376,345	$4,148,313	$3,520,373	$3,061,453	$4,343,304	$3,520,373

Prior years net favorable reserve development	$48,837	$45,837	$24,796	$34,976	$46,673	$47,303	$154,447	$194,719

Key Ratios

Net paid to net incurred percentage	80.9%	93.0%	51.0%	24.8%	69.3%	67.9%	53.0%	56.5%

Net paid losses / Net premiums earned	60.7%	59.3%	36.8%	40.6%	40.5%	30.7%	49.4%	35.9%
Change in net loss and loss expense reserves / Net premiums earned	14.3%	4.5%	35.4%	122.9%	17.9%	14.5%	43.7%	27.7%

Net loss and loss expense ratio	75.0%	63.8%	72.2%	163.5%	58.4%	45.2%	93.1%	63.6%

AXIS Capital Holdings Limited

IMPACT OF 2011 CATASTROPHE EVENTS

	Australia [a]	New Zealand II	Japan	New Zealand III	U.S. Weather [b]	Hurricane Irene	Tropical Storm Lee	Danish Floods	Q1-Q3 Events Total	Thai Floods	2011 Events Total

Gross loss and loss expenses
Insurance	$1,146	$33,376	$67,978	$—	$40,180	$18,500	$16,000	$—	$177,180	$50,000	$227,180
Reinsurance	74,737	374,000	197,000	31,000	45,820	4,000	—	31,000	757,557	35,000	792,557

Total	75,883	407,376	264,978	31,000	86,000	22,500	16,000	31,000	934,737	85,000	1,019,737

Net loss and loss expenses
Insurance	763	20,000	25,000	—	40,180	18,500	16,000	—	120,443	31,250	151,693
Reinsurance	74,737	374,000	197,000	31,000	45,820	4,000	—	31,000	757,557	35,000	792,557

Total	75,500	394,000	222,000	31,000	86,000	22,500	16,000	31,000	878,000	66,250	944,250

Gross premiums earned [c]
Reinsurance	849	4,111	5,024	660	1,843	—	—	2,225	14,712	3,491	18,203

Ceded premiums expensed [d]
Insurance	—	389	3,804	—	—	—	—	—	4,193	767	4,960

Total impact before income tax
Insurance	763	20,389	28,804	—	40,180	18,500	16,000	—	124,636	32,017	156,653
Reinsurance	73,888	369,889	191,976	30,340	43,977	4,000	—	28,775	742,845	31,509	774,354

Total	74,651	390,278	220,780	30,340	84,157	22,500	16,000	28,775	867,481	63,526	931,007

Income tax benefit	(57)	(545)	(2,710)	—	(8,207)	(3,579)	(2,339)	(182)	(17,619)	(3,442)	(21,061)

Total impact after income tax	$74,594	$389,733	$218,070	$30,340	$75,950	$18,921	$13,661	$28,593	$849,862	$60,084	$909,946

[a]	Includes January floods and Cyclone Yasi.
[b]	Includes net loss and loss expenses directly attributable to the series of severe weather events, including tornadoes, in April and May but excludes the contribution of these weather events to net losses and loss expenses from aggregate property reinsurance of regional U.S. insurance companies.
[c]	The impact of the catastrophes on gross premiums earned relates to the accelerated recognition of unearned premiums on impacted contracts in our reinsurance segment, as well as the applicable earnings for reinstatement premiums covering the remaining risk period.
[d]	The impact of the catastrophes on ceded premiums expensed relates to reinstatement premiums for reinsurance protection purchased for our insurance segment.

AXIS Capital Holdings Limited

NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JANUARY 1, 2012

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$488	$689	$981
Northeast	U.S. Hurricane	100	324	631
Mid-Atlantic	U.S. Hurricane	190	485	1,014
Gulf of Mexico	U.S. Hurricane	334	457	743
California	Earthquake	435	625	971
Europe	Windstorm	242	355	538
Japan	Earthquake	188	296	565
Japan	Windstorm	74	121	144

The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at January 1, 2012. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.

As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.

We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.

A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.

Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended December 31,		Year ended December 31,
	2011	2010	2011	2010

Net income available to common shareholders	$80,064	$264,343	$9,430	$819,848

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	126,360	117,101	122,499	121,728
Dilutive share equivalents:
Warrants	221	12,873	4,292	12,106
Stock compensation plans	1,105	2,825	1,331	2,365

Weighted average shares outstanding - diluted	127,686	132,799	128,122	136,199

EARNINGS PER COMMON SHARE
Basic	$0.63	$2.26	$0.08	$6.74
Diluted	$0.63	$1.99	$0.07	$6.02

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q4 2010	Q4 2009

Net income (loss) available to common shareholders	$80,064	$212,058	$101,068	$(383,760)	$264,343	$282,063

COMMON SHARES OUTSTANDING

Common shares - at beginning of period	126,141	125,811	113,902	112,393	119,958	137,835
Shares issued [a]	1,060	362	11,917	1,908	215	158
Shares repurchased for treasury	(1,613)	(32)	(8)	(399)	(7,780)	(5,853)

Common shares - at end of period	125,588	126,141	125,811	113,902	112,393	132,140

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	126,360	125,971	124,132	113,351	117,101	136,049
Dilutive share equivalents: [b]
Warrants [a]	221	1,108	2,915	—	12,873	11,480
Stock compensation plans	1,105	923	1,322	—	2,825	3,189

Weighted average shares outstanding - diluted	127,686	128,002	128,369	113,351	132,799	150,718

EARNINGS (LOSS) PER COMMON SHARE

Basic	$0.63	$1.68	$0.81	($3.39)	$2.26	$2.07
Diluted	$0.63	$1.66	$0.79	($3.39)	$1.99	$1.87

[a]	The cashless exercise of warrants resulted in the issuance of 11,853 shares during the second quarter of 2011 and 1,041 shares during the fourth quarter of 2011.
[b]	Due to the net loss incurred in the three months ended March 31, 2011, dilutive share equivalents were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At December 31, 2011
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$31.96

Book value per common share		$4,944,079	125,588	$39.37

Dilutive securities:
Restricted stocks		—	3,437	(1.05)
Options	$24.71	—	378	(0.11)
Restricted and phantom stock units		—	415	(0.13)

Diluted book value per common share		$4,944,079	129,818	$38.08

	At December 31, 2010
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$35.88

Book value per common share		$5,124,970	112,393	$45.60

Dilutive securities:
Warrants	$12.31	—	12,999	(4.73)
Restricted stocks		—	3,592	(1.13)
Options	$22.26	—	880	(0.28)
Restricted and phantom stock units		—	325	(0.09)

Diluted book value per common share		$5,124,970	130,189	$39.37

[a]	This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended December 31,		Year ended December 31,
	2011	2010	2011	2010

Net income available to common shareholders	$80,064	$264,343	$9,430	$819,848
Adjustment for:
Net realized investment (gains) losses	3,739	(77,772)	(121,439)	(195,098)
Associated tax impact	(140)	774	1,703	1,974
Foreign exchange gains	(17,328)	(5,120)	(44,582)	(15,535)
Associated tax impact	834	234	976	153

Operating income (loss)	$67,169	$182,459	$(153,912)	$611,342

Net income per share - diluted	$0.63	$1.99	$0.07	$6.02
Adjustment for:
Net realized investment (gains) losses	0.03	(0.59)	(0.95)	(1.43)
Associated tax impact	—	0.01	0.02	0.01
Foreign exchange gains	(0.14)	(0.04)	(0.35)	(0.11)
Associated tax impact	0.01	—	0.01	—
Anti-dilutive securities [a]	—	—	(0.06)	—

Operating income (loss) per share - diluted	$0.53	$1.37	$(1.26)	$4.49

Weighted average common shares and common share equivalents - diluted	127,686	132,799	128,122	136,199

Weighted average common shares and common share equivalents - diluted, for operating income (loss)	127,686	132,799	122,499	136,199

[a]	Due to the operating loss for the year ended December 31, 2011, the impact of otherwise anti-dilutive securities has been excluded.